                                                           EXHIBIT (10(II)(A)-#4

     Agreement dated as of May 19, 1995 among AUTOMATIC DATA PROCESSING, INC. ("ADP"), JOSH S. WESTON ("Weston") and ALEXANDER JOEL and SIMON LEVIN, ESQ. (the "Trustees"), as Trustees of the Josh S. Weston 1995 Trust dated as of April 14, 1995 (the "Trust").

     Pursuant to agreements with John Hancock Life Insurance Company and Pacific Mutual Life Insurance Company, the Trust has purchased life insurance policies on both the lives of JOSH S. WESTON and JUDY WESTON. ADP has agreed to pay a portion of the premiums due, as set forth in Column (2) of Exhibit 1 hereto.

     In furtherance of the above, the parties agree as follows:

     1.   ADP agrees to pay, when due, the payments enumerated in Column 2 of
Exhibit 1 for the specified ten year period; ADP has no obligation to make any additional payments thereunder.

     2. The Trustees, on behalf of the Trust, obligate the Trust to pay, when due to the extent of Trust assets, the payments enumerated in Column 7 of
Exhibit 1; such payments are to be made to the applicable insurance companies during the initial specified ten year period and thereafter shall be directly made to ADP.

     3. (a) Without regard to any payments described above or otherwise described on Exhibit 1 or in any other agreement, Weston agrees that ADP's obligations to Weston under Paragraph 5 to the JW Contract Extension - Proposed executed June 1994 (in which a Supplemental Retirement Amount is specified as $550,000 per year, or its actuarial equivalent) are reduced by $168,000 per annum (i.e., leaving a net aggregate payment of $382,000 per year, or its actuarial equivalent) for the first fifteen years ADP is obligated to make such Supplemental Retirement Amount payments.

          (b) In addition, ADP has the right to further reduce the Supplemental Retirement Amount payments to Weston referred to in Paragraph 3(a) above if the Trust fails to meet all or any portion of its obligations hereunder or under its other agreements with ADP. It is understood that the obligations of the Trust include the commitment to make ADP whole in the event the future actuarial assumptions (including interest assumptions) which underlie Exhibit 1, are adjusted so as to cause ADP to pay more dollars or receive fewer dollars during the specified time-frame, in the manner, described in Columns (2) and (3) to
Exhibit 1.

     4. If for any reason ADP's obligations to make the Supplemental Retirement Amount payments to Weston (as referred to in Paragraph 3(a) above) cease, or if such Supplemental Retirement Amount payments are insufficient to fully satisfy Weston's obligations to ADP under Paragraph 3 above, the Trust hereby assumes the obligation to directly pay to ADP to the extent of Trust assets all amounts which ADP would have otherwise received under Paragraph 3(b) above.

                                   TRUSTEES:

                                      /s/ Alexander Joel
                                   ------------------------------------
                                          Alexander Joel

                                      /s/ Simon Levin, Esq.
                                   ------------------------------------
                                          Simon Levin


                                   AUTOMATIC DATA PROCESSING, INC.

                                   By:/s/ Fred V. Malek
                                      ---------------------------------
                                          Frederic V. Malek
                                          Chairman of the Compensation Committee

                                      /s/ Josh S. Weston
                                   ------------------------------------
                                          Josh S. Weston

                                                                       EXHIBIT 1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        $10 MM SURVIVOR LIFE NET SPLIT DOLLAR BENEFIT (75% BASE/25% TERM)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    CARRIER             CRED RATE           NET DEATH BENEFIT                  ANNUAL PREMIUM
                    -------             ---------           -----------------                  --------------
                    JOHN HANCOCK        7.54% Net                         $6,250,000                        $193,933
                    PACIFIC MUTUAL      7.20% Net                         $3,750,000                        $115,000
                                                                          ----------                        --------
                                                  TOTAL                  $10,000,000                        $308,933

INSURED 1: MALE 66NS
INSURED 2: FEMALE 62NS

PRESENTED BY CMS COMPANIES              CORPORATION                                                      EXECUTIVE/TRUST
 03/08/95                  ------------------------------------------------------------------        -------------------------------

             (1)               (2)            (3)            (4)         (5)              (6)          (7)        (8)            (9)
          ANNUAL           PREMIUM     CUMULATIVE          CASH        DEATH      ANN. CHARGE      PREMIUM       CASH          DEATH
YEAR      PREMIUM            SHARE         OUTLAY         VALUE      BENEFIT      TO EARNINGS        SHARE      VALUE        BENEFIT
----      -------            -----         ------         -----      -------      -----------        -----      -----        -------
      1   ($308,933)     ($300,320)     ($300,320)     $267,680       $300,320       ($32,640)     ($8,613)        $0    $10,005,385
      2    (308,933)      (298,737)      (599,057)      528,847        599,057        (37,570)     (10,196)         0     10,011,762
      3    (308,933)      (296,853)      (895,909)      797,021        895,909        (28,678)     (12,080)         0     10,019,321
      4    (308,933)      (294,627)    (1,190,536)    1,122,992      1,190,536         31,344      (14,306)         0     10,028,278
      5    (308,933)      (291,980)    (1,482,516)    1,463,567      1,482,516         48,595      (16,953)    24,331     10,038,898
      6    (308,933)      (288,833)    (1,771,349)    1,771,349      1,771,349         18,949      (20,100)   129,531     10,051,499
      7    (308,933)      (285,107)    (2,056,456)    2,056,456      2,056,456              0      (23,826)   286,664     10,066,449
      8    (308,933)      (280,677)    (2,337,133)    2,337,133      2,337,133              0      (28,256)   479,202     10,084,198
      9    (308,933)      (275,416)    (2,612,549)    2,612,549      2,612,549              0      (33,517)   709,884     10,105,277
     10    (308,933)      (269,172)    (2,881,721)    2,881,721      2,881,721              0      (39,761)   981,307     10,130,319
     11           0         47,039     (2,834,682)    2,834,682      2,834,682              0      (47,039) 1,305,284     10,177,358
     12           0         55,633     (2,779,049)    2,779,049      2,779,049              0      (55,633) 1,650,686     10,232,991
     13           0         65,781     (2,713,268)    2,713,268      2,713,268              0      (65,781) 2,017,911     10,298,772
     14           0         77,735     (2,635,533)    2,635,533      2,635,533              0      (77,735) 2,406,676     10,376,507
     15           0         91,813     (2,543,720)    2,543,720      2,543,720              0      (91,813) 2,816,181     10,468,320
(Joint
Life Exp)
     16           0        108,381     (2,435,339)    2,435,339      2,435,339              0     (108,381) 3,246,451     10,576,701
     17           0        127,849     (2,307,490)    2,307,490      2,307,490              0     (127,849) 3,700,072     10,704,550
     18           0        150,682     (2,156,808)    2,156,808      2,156,808              0     (150,682) 4,177,814     10,855,232
     19           0        177,457     (1,979,351)    1,979,351      1,979,351              0     (177,457) 4,697,892     11,032,689
     20           0        208,787     (1,770,564)    1,770,564      1,770,564              0     (208,787) 5,207,711     11,241,476
     21           0        245,398     (1,525,166)    1,525,166      1,525,166              0     (245,398) 5,770,524     11,486,874
     22           0        288,054     (1,237,112)    1,237,112      1,237,112              0     (288,054) 6,368,396     11,774,928
     23           0        337,718       (899,394)      899,394        899,394              0     (337,718) 7,007,024     12,112,647
     24           0        395,357       (504,036)      504,036        504,036              0     (395,357) 7,693,544     12,508,004
     25           0        462,161        (41,875)       41,875         41,875              0     (462,161) 8,434,398     12,970,165
     26           0         41,875              0             0              0              0      (41,875) 8,739,589     13,012,040
         ----------        -------                                                  ---------    ---------
         (3,089,330)             0                                                          0   (3,089,330)
TOTAL

Present Value @ 9.0%    (1,473,788)

NOTE: Vanishing Premium is a Cash Flow Concept Not a Contractual Guarantee, and is Premised on Each Carrier's Current Assumptions With Respect to Interest Crediting Rate, Mortality and Expenses.